Exhibit 32.2

Certification Pursuant to

18 U.S.C. Section 1350

As  Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Biomass Secure Power Inc. (the “Company”) on form 10-K for the year ended June 30, 2009, as filed with the Securities and Exchange Commission on the date here of (the “report”). I, George Pappas, Vice President and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350. As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated this 22nd day of October, 2009.

                                                                             George Pappas

                                                        /s/ George Pappas

                                                        Vice President / Secretary